THE PARNASSUS INCOME FUNDS

Quarterly Report September 30, 2007

Investing with a Conscience

Parnassus Equity Income Fund

Parnassus Fixed-Income Fund

Parnassus California Tax-Exempt Fund

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Fixed-Income Fund	(PRFIX)

Parnassus California Tax-Exempt Fund	(PRCLX)

THE PARNASSUS INCOME FUNDS

November 2, 2007

“Common sense is not so common.”

–Voltaire

DEAR SHAREHOLDER:

We thought we would start this quarter’s shareholder report with a quote from Voltaire that captures a lot about our investment philosophy. While the French philosopher didn’t manage a mutual fund, at least to our knowledge, his observation about the shortage of common sense applies to the stock market. The stock market is an erratic creature: it can move up 4% one day and down 3% the next. The economic value of the companies that make up the market probably did not collectively increase in value by 4% in a day and decline by 3% the next. What did change was people’s perception of their values. Short-term traders who move the markets on a day-to-day basis react to headlines and make snap judgments. These decisions are often based on emotion, instead of reason and common sense. Over time, however, business fundamentals play out, and the long-term market values of companies are based on the quality of their businesses.

This is where common sense comes in. We have always tried to invest in good businesses at reasonable prices. We believe that such companies, over time, will appreciate faster than weak companies trading at high prices. This may sound like common sense (and it is), but this way of investing is, well, not so common. For example, during the dot-com era of the late 1990s, many investors put their money in unproven businesses at high prices, companies such as Webvan and Pets.com. Paying a high price for a business of questionable value is anything but common sense, but investors at the time saw stock prices soar and didn’t want to be left out. Investors would buy a stock and hope that the momentum of the stock would allow them to sell it to someone else at a higher price. When this game of musical chairs stops, the underlying fundamentals of those businesses aren’t there to support the high prices.

Even today, there are investment firms that believe the growth rate of a company is the most important attribute of a good investment. We think it’s important to find companies that are growing faster than the rest of the economy. However, we believe that it is just as important to invest in a company that can consistently make money and can be bought at a reasonable price. At Parnassus, we believe the best way to make good returns for our shareholders is to use our common sense and judgment to find good companies at reasonable prices.

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Parnassus California Tax-Exempt Fund

In September, we announced our decision to liquidate our California Tax-Exempt Fund. We’ve realized that running a single-state municipal bond fund was not at the core of what we wanted to do and it was time to wind things down. For those of you invested in that fund, we thank you for being shareholders and hope that you will consider other Parnassus Mutual Funds.

Capital Gains Distribution

This year, we plan on distributing capital gains to shareholders on November 16, 2007, for the funds that have an accumulated capital gain. At the time of this writing, we estimate that all of the funds will be distributing a capital gain. As we come closer to the distribution date, we’ll post the final amounts per share for all the funds on the Parnassus website.

Parnassus Digest

We currently publish these shareholder reports four times a year. We try to explain our investment strategy in plain language, and overall, we get pretty good feedback on our reports. In addition to these quarterly reports, we now occasionally post on our website a fund update we call the Parnassus Digest. Typically two pages, the Digest covers various aspects of the funds, including our views of the market, and spotlights portfolio companies. You can find it at www.parnassus.com. We hope you enjoy it.

Enclosed are the portfolio manager reports for the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund.

Yours truly,

Jerome L. Dodson	Stephen J. Dodson

President	Executive Vice President and Chief Operating Officer

2        The Parnassus Income Funds • September 30, 2007

THE PARNASSUS EQUITY INCOME FUND

As of September 30, 2007, the net asset value per share (NAV) of the Equity Income Fund – Investor Shares was $27.62, so after taking dividends into account, the total return for the third quarter was 0.99%. This compares to a return of 2.03% for the S&P 500 Index (“S&P 500”) and a gain of 0.71% for the average equity income fund followed by Lipper Inc. While the Fund underperformed the S&P 500 during the third quarter, we are glad to have generated a positive return during an extremely volatile period for the stock market.

For the year-to-date, the Fund beat both benchmarks with a total return of 11.84% versus gains of 9.13% for the S&P 500 and 8.12% for the Lipper Equity Income Fund Average. From a longer-term perspective, our strategy of buying good businesses at undervalued prices has generated solid shareholder returns. The Fund’s 10-year annual return of 10.61% is over 4% ahead of the S&P 500’s gain of 6.57% per year.

Below is a table that compares the performance of the Fund to that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

EQUITY INCOME FUND–

Investor Shares	16.30%	11.73%	14.04%	10.61%	1.07%	1.00%

Institutional Shares	16.54%	NA	NA	NA	0.86%	0.79%

S&P 500 Index	16.44%	13.16%	15.46%	6.57%	NA	NA

Lipper Equity Income Fund Average	15.59%	13.92%	15.79%	7.50%	NA	NA

The total return for the Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 14.86%. The performance of Institutional Shares differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can also obtain one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through April 30, 2008 for the Investor Shares and Institutional Shares, respectively.

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Third Quarter Recap

The stock market had one of its most volatile quarters in recent memory. After jumping 3.50% to a record high of 1,556 by mid-July, the S&P 500 plunged 11.91% to 1,370 by mid-August as big losses in the sub-prime mortgage market sparked a credit crisis. Just when it looked like the stock market was set for a further decline, it reversed course and soared 11.39%. By quarter’s end, the roller coaster ride was over and the S&P 500 posted a positive return of 2.03%. The main catalysts for the dramatic stock market recovery were liquidity injections and a 50 basis point interest rate cut, compliments of the Federal Reserve. For right now, the Fed’s actions have quelled investors’ concerns that a major credit crisis would push the economy into recession.

While our gain of 0.99% trailed the S&P 500’s return of 2.03%, we beat the Lipper Equity Income Fund Average, which rose 0.71%. The average equity income fund underperformed the market because these funds are generally overweight the strong dividend-paying financials issues and financial stocks fell during the quarter.

My regular, quarter-end meeting with Parnassus analyst Minh Bui revealed the Fund’s third-quarter performance drivers. We held numerous stocks in the outperforming energy sector, so I was disappointed to see that the industry cost us 1.11% versus the S&P 500. As it turns out, we were riding the wrong horse during the quarter as the majority of our energy investments participate in the natural gas market. While oil prices soared from $70 to $81 per barrel, natural gas prices slid 16% from its May high due to short-term seasonal factors. Nonetheless, I remain bullish on natural gas prices because of higher long-term demand and slowing production growth due to aging fields.

4        The Parnassus Income Funds • Equity Income Fund

Another reason for the energy short fall was the result of our refining investments, which dropped around 10% during the quarter. Despite record oil prices, the “crack spread,” (the difference between what a refiner pays for crude oil and the price of gasoline) narrowed significantly. This happened because many refineries that had maintenance problems in the June quarter resumed production in the September quarter resulting in increased supply. Over the next nine months, I believe refining margins will bounce back due to strong demand and flat supply.

The technology sector hurt our performance by 0.63%. Similar to the energy sector, we were correct to overweight technology stocks, but our stock-picking lowered the Fund’s return. One investment, electronic payments software and service company ACI Worldwide, accounted for about half of our technology underperformance. While I made the mistake of buying this investment early, as I’ll discuss later, we still believe in the stock’s long-term prospects.

The Fund’s best performance came from underweighting the financial sector, which boosted our return by 0.75% versus the S&P 500. We added 0.47% versus the S&P 500 by underweighting consumer discretionary stocks. Our team began the quarter very concerned about housing, consumer and bank-related stocks, which proved to be the correct market call.

While weak performance from the energy and technology stocks we picked lowered our return during the third quarter, the Fund is still having a great year. We are up 11.84% versus a gain of 9.13% for the S&P 500. Our research team is working very hard to maintain our strong performance by identifying solid long-term investments. In fact, as I wrote this report, each of our senior analysts was out researching investments. Pearle Lee and Matt Gershuny were in New York visiting companies and attending conferences, while Ben Allen was in Cincinnati getting an update on Chemed. Lori Keith met with executives at the American Dental Association’s annual gathering in San Francisco.

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Company Analysis

There were three stocks that had significant negative impacts on the Fund. Tuesday Morning, a closeout retailer of home furnishings, decreased 27.3% in the quarter, as the stock dropped from $12.36 to $8.99, reducing the NAV by 12¢. Unfortunately, this stock has suffered from being associated with two recently unpopular categories: it is both a consumer item and housing-related merchandise.

While this investment has certainly tested our patience, senior analyst Ben Allen and I feel that the fundamental positives about the company are still in place: the low-cost operating model, quality merchandise, strong customer and supplier relationships and the seasoned management team that has survived poor consumer cycles in the past. We feel that when the home-related retail category improves, Tuesday Morning’s stock should recover.

New York-based Tower Group, an insurance company that sells policies to small businesses, reduced the Fund’s NAV by 11¢ per share as the stock fell 17.9% from $31.90 to $26.18. Insurance companies often have big bond portfolios and during the August market decline, Tower was unjustifiably grouped with firms that owned sub-prime mortgage bonds. After talking with management, we confirmed that the company has no meaningful exposure to sub-prime loans. The stock also fell during the quarter because many insurance companies are lowering their premium rates, but this does not apply to Tower.

ACI Worldwide, a New York-based electronic payments software and service provider, cost the Fund’s NAV 10¢ as its stock slid 33% in the quarter from $33.66 to $22.35. The stock dropped as management dampened its near-term earnings outlook due to weak sales and slow progress in a corporate restructuring. This is a relatively high fixed-cost business, so a small decrease in sales can have big bottom-line impacts.

Despite these issues, senior analyst Matt Gershuny and I believe the stock presents an excellent long-term value opportunity. ACI enjoys a leading position in the fast growing electronic payments market. Furthermore, their business should improve substantially over the next few years, as the company encourages its clients to upgrade to its latest software offerings. Senior management, including the CEO, has purchased about $5 million worth of company shares over the past 18 months. This gives us a lot of confidence in the company.

6        The Parnassus Income Funds • Equity Income Fund

The Fund had three major winners that boosted the return during the third quarter. Procter & Gamble (P&G) made the most money for shareholders, adding 13¢ to the NAV as the stock jumped 15% from $61.19 to $70.34. This huge consumer products company sells a wide variety of everyday items such as Crest toothpaste, Pantene shampoo, Gillette razors and Pampers diapers. The stock soared during the quarter as the company reported strong results and investors recognized the value of its global franchise.

In late April, I went to El Salvador to attend the wedding of a college friend. On the morning before the wedding, I went into a grocery store with the best man, who happened to be a business manager at P&G. As we walked through the aisles, he pointed out all of the P&G products filling the shelves. This really showed me how much potential the company has for overseas growth. P&G now derives 35% of its earnings from outside the U.S.

The Fund’s second biggest winner was oil and gas company Apache, which jumped 10.4% during the quarter to $90.06 from $81.59 adding 11¢ to our NAV. Approximately 50% of Apache’s energy production is crude oil, so the company benefited significantly from high oil prices. They are also doing a good job finding more oil and gas across the U.S., Canada, Australia and Egypt. While Apache’s operations off the coast of Norway had a setback during the quarter, I am confident that production will increase significantly over the long-term. The company has a strong profile, as Apache has a strong environmental record and has done a lot of charitable work such as its program to build schools for girls in Egypt.

Cisco Systems, the world’s largest provider of networking equipment, added 9¢ to each fund share as the stock increased 18.9% from $27.85 to $33.11. The company is benefiting from a surge in demand for its equipment, especially among overseas customers. The environment is so favorable for Cisco that long-time CEO John Chambers remarked during the quarter: “it’s the strongest global economy I’ve seen in my career.” Reflecting this optimistic outlook, management raised its target for long-term, annual revenue growth to 12-17%, from its previous range of 10-15%.

Ben Allen and I like this investment because Cisco generates almost half of its revenue from overseas. In fact, many of Cisco’s emerging markets customers are in the midst of large-scale communication infrastructure deployments. These economies are growing primarily on the strength of oil and agriculture exports, so any slowdown in the American economy would have a limited affect on their investments in Cisco gear.

The Parnassus Income Funds • Equity Income Fund        7

Strategy

Since I wrote the semi-annual report in early July, economic conditions have weakened. This summer, the sub-prime lending market finally broke down, causing a liquidity crisis and a drop in home prices. At the same time, the unemployment rate rose somewhat, partially as a result of the housing woes. These economic warning signs caused the Federal Reserve Open Market Committee to focus more on maintaining economic growth and financial stability than on fighting inflation. As a result, on September 18th, the Fed lowered the Fed funds rate by 50 basis points to 4.75%.

Judging from the 6% jump in the S&P 500 since the rate cut, there seems to be a firm belief that the Federal Reserve can save the economy from a significant downturn. By early October, the S&P 500 hit an all-time high, even in the face of recent disappointing earnings announcements from some major retailers, homebuilders and financial institutions. The U.S. economy has experienced two major economic and financial market corrections since 1990, even while the Federal Reserve aggressively cut interest rates to help stimulate the economy. As a result, we don’t think that the Federal Reserve can completely eliminate the possibility of downside risk.

While at first glance the S&P 500 seems fairly-valued trading at 17.8 times estimated 2007 reported earnings, I think that certain segments of the stock market are potentially overvalued. The two sectors that trouble me the most are financial services and consumer discretionary, which together account for approximately 40% of the S&P 500’s earnings. These sectors are the most at risk from the credit crisis, which has already caused losses on low-quality loans and put a strain on consumer spending.

We’ve recently seen signs of this playing out as Citigroup, the world’s largest financial institution, announced that profits would drop 60% during the third quarter because of credit losses. Also in early October, Merrill Lynch reported a stunning $5.5 billion write-off of its mortgage securities, and Washington Mutual said it would reserve $900 million for bad loans. As a result, I have decided to underweight financial stocks in the portfolio.

As for consumer spending, we think that there could finally be a slowdown after an amazing 62 consecutive quarters of growth since the fourth quarter of 1991. There are several factors that should constrain discretionary spending, two of which are related to housing.

First, falling home prices will most likely cause people to spend less because their net worth is reduced. According to a recent speech by former Federal Reserve Chairman Alan Greenspan, about 15% of personal consumption comes from real estate and stock market gains. In July, home prices registered their biggest price drop in 16 years, according to the S&P/Case-Shiller index, which tracks home prices in ten major U.S. metropolitan areas, and is widely considered to be the most reliable benchmark of housing prices.

8        The Parnassus Income Funds • Equity Income Fund

Second, many Americans have simply used up their resources by loading up on household debt and that should slow consumer spending. The current ratio of household debt-to-disposable income is at a record 1.32, up from 0.90 just ten years ago. Moreover, according to Bank of America, about $515 billion of adjustable-rate mortgages (ARMs) are scheduled to reset to higher interest rates this year, followed by approximately $680 billion in 2008. Making matters worse, more than 70% of these ARMs are sub-prime loans! The net result is that U.S. households are now burdened with record levels of debt, and interest payments are on the rise. In addition to these real estate related factors, consumers also have to deal with record-high oil prices.

As a result of these findings, I have further reduced the portfolio weightings in consumer discretionary and financial service stocks. The majority of the proceeds from these sales are currently sitting in cash, which is now about 6% of the Fund. My strategy is to wait for bargains to emerge, where we can buy above-average companies at below-average prices.

We still see great opportunities in the healthcare and information technology sectors, because these companies should be less sensitive to an economic slowdown. We continue to be overweight the energy sector due to the combination of strong global demand and slowing supply growth. While the overall economic picture isn’t great, I am excited about the portfolio because we own some very good businesses that are positioned to grow in value over time.

Social Notes

This August, two Parnassus research analysts, Ben Allen and Andrea Reichert, were joined by a summer intern, Andrew Livingston, for a visit to new portfolio company, ProLogis. This Denver-based real estate investment trust (REIT) is the world’s largest owner, developer and manager of distribution facilities, which are generally located near shipping and transit hubs.

The company leases its space to third-party logistics providers like DHL, multinational retailers like Best Buy and other enterprises with large-scale distribution needs. ProLogis owns property in 20 nations, including the U.S., China, Japan, Mexico and the Czech Republic. We think ProLogis will benefit from many longterm economic drivers, such as increasing global trade, growth in emerging markets and replacement of outdated distribution facilities in Europe and Asia.

During their visit to the company’s LEED-certified “green” headquarters, a cottontail rabbit crossed their path on its way to a row of landscaped bushes. To me, this urban bunny symbolized both the investment’s 15% jump since our purchase last quarter, and the company’s dedication to integrating environmentally-friendly design into their real estate development business.

The company has set ambitious environmental performance targets for 2010, including: reducing by half the potable water used in landscape irrigation at new developments, installing renewable energy sources at their properties, increasing the use

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of recycled construction materials and diverting construction debris from landfills or incinerators. Additionally, in early 2007, ProLogis was the first REIT to publish a sustainability report, and the first to join the Chicago Climate Exchange, a voluntary program for reducing greenhouse gas emissions and trading carbon credits. ProLogis is also active in brown-field redevelopment, which means cleaning up and developing previously contaminated land. In addition to their admirable environmental record, ProLogis has positive relations with employees and the communities where they operate. For these programs and others, ProLogis was named the most admired real estate company for 2006 and 2007 in Fortune magazine’s peer-generated rankings.

On the team’s trip to Denver, they met with many senior executives, including CEO Jeff Schwarz. Schwartz was well versed in the company’s social and environmental record, a sign that these initiatives have top-level support within the organization. In fact, Schwartz insisted that he share a video with the Parnassus team, which documented how 300 new ProLogis employees gave back to the Denver community. On the last day of their orientation, the employees traded in their pens and notebooks for workpants and gloves, as they helped renovate the under-funded Manual High School by painting lockers, pulling weeds and planting shrubs.

It is a hallmark of Parnassus Investments to do in-person and on-site interviews with companies as part of our investment process. During these trips, the team investigates environmental, social and governance policies with management. This “extra-financial” data helps us identify risks and strengths of a company that don’t appear in SEC filings or credit ratings.

We’re proud to be owners of ProLogis on behalf of our shareholders. We admire the dedication of ProLogis’ leadership team to build better properties for their customers, a better place to work for their employees and a better school for their community.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

10        The Parnassus Income Funds • Equity Income Fund

THE PARNASSUS FIXED-INCOME FUND

As of September 30, 2007, the net asset value per share (NAV) of the Fixed-Income Fund was $16.16, yielding a total return for the quarter of 2.29% (including dividends). This compares to a gain of 2.08% for the average A-rated bond fund followed by Lipper Inc. and a gain of 2.84% for the Lehman U.S. Aggregate Bond Index. Since the beginning of the year, our gain of 3.48% beats the return of 2.74% for the Lipper average and is slightly below the 3.85% rise for the Lehman Index.

Below is a table comparing the performance of the Fund with that of the Lehman U.S. Aggregate Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. We are proud to report that for each of these periods, the Fund has outperformed the Lipper average. The 30-day SEC yield for the Fund for September 2007 was 4.41%.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

FIXED-INCOME FUND	5.03%	4.91%	4.96%	5.35%	0.93%	0.88%

Lipper A-rated Bond Fund Average	4.04%	3.24%	4.13%	5.22%	NA	NA

Lehman U.S. Aggregate Bond Index	5.14%	3.86%	4.13%	5.97%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Lehman U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can also obtain one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, through April 30, 2008.

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Third Quarter Review

Going into the third quarter, we felt that the returns offered for certain fixed-income investments, such as those tied to risky mortgages, were not high enough to justify their elevated risk profiles. As a result, we positioned the portfolio with investments in bonds backed by high quality corporations, the Federal government and Federal agencies. We also reduced the amount of convertible bonds in the portfolio and avoided sub-prime mortgages.

This strategy paid off as the “Credit Crisis of 2007” swept through the bond market during the normally quiet days of August. Sparked by losses in sub-prime American mortgages, the market ended up reducing the value of many high-risk bonds, even those not directly tied to real estate. Our ability to avoid large losses was one of the reasons we were able to outperform the Lipper average during the quarter.

Fixed-Income Fund at September 30, 2007

(percentage of net assets)

Portfolio Composition

Long-Term:
Consumer	0.6%
Long-Term U.S. Government and Treasury Securities	37.1%
Financials	17.8%
Healthcare	6.2%
Information Technology	7.3%
Utilities	1.9%
Telecommunication Services	1.3%
Short-Term:
Short-Term U.S. Government Agency Securities	22.0%
Other Short-Term Investments and Assets and Liabilities	5.8%

Portfolio characteristics and holdings are subject to change periodically.

In response to the credit crisis, investors flocked to quality bonds, similar to those held in our portfolio. This dramatic “flight to quality” can be seen in the rising prices (and the shrinking yields) of U.S. Treasuries. Beginning the quarter at 5.03%, the 10-year Treasury yield dropped to 4.34% in mid-September at the height of the credit crisis, before closing the quarter at a slightly higher 4.59%.

The other big news from the quarter was the 50 basis point rate cut by the Federal Open Market Committee,which lowered the federal funds rate from 5.25% to 4.75%. In light of the troubling conditions in the credit markets, we understand why the Fed chose to cut rates, though we were somewhat surprised by the magnitude of the cut. By choosing a 50 basis point cut over a 25 basis point cut, the Fed signaled how much the mortgage market could reduce overall economic growth.

12        The Parnassus Income Funds • Fixed-Income Fund

Strategy

Long-term interest rates dropped in the third quarter, so we think they may rise somewhat over the near-term, as inflation is still running at the high-end of the Fed’s comfort range. In essence, the market may have overreacted to the credit crisis and pushed long-term interest rates too low. Because of this, the Fund’s average duration at quarter-end is 4.0 years, slightly below the Lehman index, which currently has a 4.6 year duration. Simply put, duration measures how much, in percentage terms, a bond price will move for a 1% change in interest rates. Our strategy to keep duration lower than the benchmark gives us a good current yield, but should cushion the portfolio from losses if rates rise.

As for the federal funds rate, we believe that Chairman Ben Bernanke and the Federal Open Market Committee are taking a wait-and-see approach. In its most recent statement, the Committee wrote that “developments in financial markets… have increased the uncertainty surrounding the economic outlook.” Given this uncertainty, we prefer to take a conservative approach by owning bonds with short-term durations. We’re also holding a relatively small amount of convertible bonds in the portfolio, whose values are tied to the stock market. Only when the risk-reward tradeoff becomes more favorable will we change this strategy.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Ben Allen

Portfolio Manager	Co-Portfolio Manager

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THE PARNASSUS CALIFORNIA TAX-EXEMPT FUND

As of September 30, 2007, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.43. Taking dividends into account, the total return for the quarter was a gain of 1.03%. This is better than the gain of 0.59% for the average California municipal bond fund followed by Lipper, but less than the gain of 1.82% for the Lehman Municipal Bond Index. Year-to-date, the Fund has gained 1.69%, versus a gain of 0.44% for the Lipper average and a gain of 1.97% for the Lehman Index.

Below you will find a table comparing our total average annual returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for September 2007 was 2.76%.

Average Annual Total Returns for periods ended September 30, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

CALIFORNIA TAX-EXEMPT FUND	2.21%	1.99%	2.16%	4.17%	0.92%	0.76%

Lipper California Municipal Bond Fund Average	1.47%	3.53%	3.38%	4.53%	NA	NA

Lehman Municipal Bond Index	3.09%	3.86%	4.02%	5.31%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can also obtain one by calling (800) 999--3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.75% of net assets, exclusive of acquired fund fees, through April 30, 2008.

14        The Parnassus Income Funds • California Tax-Exempt Fund

Third Quarter Review

For the third quarter and the last twelve months, the Fund’s return is better than the average California Municipal Bond Fund tracked by Lipper. Even though we are happy with this recent relative outperformance, the firm has decided to close the California Tax-Exempt Fund. We are doing this so that we can focus the firm’s resources on other funds, where we feel like we have a better chance of maximizing returns for our shareholders. If you are still a shareholder of the Fund, you can either exchange your assets to another Parnassus Mutual Fund or redeem your shares for cash. The Fund will officially close on December 14, 2007.

In this quarterly report, you will find information about two other income-generating funds. The Fixed-Income Fund, like the California Tax-Exempt Fund, invests in bonds, but its interest is taxable. We are proud that the returns for the Fixed-Income Fund exceed its peer group Lipper average for the one-, three-, five- and ten-year periods. The other Parnassus fund that aims to provide income to shareholders is the Equity Income Fund. This fund invests primarily in stocks, so it offers an opportunity for capital appreciation, but it is also a riskier investment than the Fixed-Income Fund. We hope that you will find one of these other Parnassus funds to be suitable for your investing goals.

It has been a pleasure to serve as the California Tax-Exempt Fund’s portfolio manager, and I thank you for investing in the Fund.

Yours truly,

Ben Allen

Portfolio Manager

The Parnassus Income Funds • California Tax-Exempt Fund        15

PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
1,830,000	Microsoft Corp.	$53,911,800	$29.46	5.9%
815,000	Johnson & Johnson	53,545,500	65.70	5.8%
365,000	Apache Corp.	32,871,900	90.06	3.6%
400,000	Procter & Gamble Co.	28,136,000	70.34	3.1%
1,000,000	Pfizer Inc.	24,430,000	24.43	2.7%
350,000	XTO Energy Inc.	21,644,000	61.84	2.4%
375,000	AFLAC Inc.	21,390,000	57.04	2.3%
250,000	Danaher Corp.	20,677,500	82.71	2.3%
375,000	Novartis AG (ADR)	20,610,000	54.96	2.3%
300,000	Valero Energy Corp.	20,154,000	67.18	2.2%
350,000	Rohm & Haas Co.	19,484,500	55.67	2.1%
165,000	International Business Machines Corp.	19,437,000	117.80	2.1%
395,000	UnitedHealth Group Inc.	19,129,850	48.43	2.1%
292,300	Chemed Corp.	18,169,368	62.16	2.0%
31,800	Google Inc.	18,039,186	567.27	2.0%
300,000	McKesson Corp.	17,637,000	58.79	1.9%
520,000	Cisco Systems Inc.	17,217,200	33.11	1.9%
575,000	WR Berkley Corp.	17,037,250	29.63	1.9%
475,000	Linear Technology Corp.	16,620,250	34.99	1.8%
500,000	Southern Union Co.	15,555,000	31.11	1.7%
325,000	Teva Pharmaceutical Industries Ltd. (ADR)	14,452,750	44.47	1.6%
250,000	Energen Corp.	14,280,000	57.12	1.6%
479,900	MDU Resources Group Inc.	13,360,416	27.84	1.5%
375,000	Wells Fargo & Co.	13,357,500	35.62	1.5%
390,000	WD-40 Co.	13,314,600	34.14	1.5%
350,000	McCormick & Co., Inc.	12,589,500	35.97	1.4%
415,000	Intuit Inc.	12,574,500	30.30	1.4%
260,000	Ecolab Inc.	12,272,000	47.20	1.3%
450,000	Tower Group Inc.	11,781,000	26.18	1.3%
1,195,000	Tuesday Morning Corp.	10,743,050	8.99	1.2%
160,000	ProLogis	10,616,000	66.35	1.2%
165,000	American Express Co.	9,796,050	59.37	1.1%
275,000	Sysco Corp.	9,787,250	35.59	1.1%
400,200	W&T Offshore Inc.	9,756,876	24.38	1.1%
195,000	Sigma-Aldrich Corp.	9,504,300	48.74	1.0%
100,000	3M Co.	9,358,000	93.58	1.0%
140,000	Gen-Probe Inc.	9,321, 200	66.58	1.0%
230,000	Citrix Systems Inc.	9,273,600	40.32	1.0%
200,000	J.P. Morgan Chase & Co.	9,164,000	45.82	1.0%
350,000	Intel Corp.	9,051,000	25.86	1.0%

16        The Parnassus Income Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
175,000	Fiserv Inc.	$8,900,500	$50.86	0.9%
315,000	American Eagle Outfitters Inc.	8,287,650	26.31	0.9%
100,000	Smith International Inc.	7,140,000	71.40	0.8%
75,000	Cognizant Technology Solutions Corp.	5,982,750	79.77	0.6%
125,000	Ormat Technologies Inc.	5,792,500	46.34	0.6%
100,000	Quest Diagnostics Inc.	5,777,000	57.77	0.6%
150,000	Waste Management Inc.	5,661,000	37.74	0.6%
150,000	Microchip Technology Inc.	5,448,000	36.32	0.6%
75,000	EOG Resources Inc.	5,424,750	72.33	0.6%
65,000	Devon Energy Corp.	5,408,000	83.20	0.6%
240,000	ACI Worldwide Inc.	5,364,000	22.35	0.6%
130,000	Paychex Inc.	5,330,000	41.00	0.6%
65,000	Caterpillar Inc.	5,097,950	78.43	0.5%
115,000	QUALCOMM Inc.	4,859,900	42.26	0.5%
350,000	BEA Systems Inc.	4,854,500	13.87	0.5%
100,000	Walgreen Co.	4,724,000	47.24	0.5%
60,000	Teleflex Inc.	4,675,200	77.92	0.5%
75,000	Genzyme Corp.	4,647,000	61.96	0.5%
100,000	Northwest Natural Gas Co.	4,570,000	45.70	0.5%
295,000	Valeant Pharmaceuticals International Inc.	4,566,600	15.48	0.5%
80,000	Barr Pharmaceuticals Inc.	4,552,800	56.91	0.5%
75,000	SAP AG (ADR)	4,400,250	58.67	0.5%
100,500	Adobe Systems Inc.	4,387,830	43.66	0.5%
140,000	Endo Pharmaceuticals Holdings Inc.	4,341,400	31.01	0.4%
140,000	IMS Health Inc.	4,289,600	30.64	0.4%
90,000	ONEOK Inc.	4,266,000	47.40	0.4%
250,000	Informatica Corp.	3,925,000	15.70	0.4%
50,000	Target Corp.	3,178,500	63.57	0.3%
105,000	Akamai Technologies Inc.	3,016,650	28.73	0.3%
80,000	McAfee Inc.	2,789,600	34.87	0.3%
75,000	Otter Tail Corp.	2,673,750	35.65	0.3%
40,000	AMB Property Corp.	2,392,400	59.81	0.3%
100,000	Annaly Capital Management Inc.	1,593,000	15.93	0.2%
40,000	Patterson Cos., Inc.	1,544,400	38.61	0.2%
50,000	Pepco Holdings Inc.	1,354,000	27.08	0.1%
40,000	Cedar Fair, LP	954,000	23.85	0.1%

	Total common stocks	$862,221,376		94.1%

The Parnassus Income Funds • September 30, 2007        17

PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2007 (unaudited) continued

Principal Amount $	Community Development Loans	Market Value	Per Share	Percent of Net Assets
500,000	Microvest Note 5.500%, matures 3/15/2009	$456,252		0.0%

Number of Shares	Preferred Stocks	Market Value	Per Share	Percent of Net Assets
55,439	First Republic Preferred Capital Corp. Preferred 8.875% Series B callable 11/5/2007	$1,402,607	$25.30	0.2%

	Total long-term investments	$864,080,235		94.3%
	Total short-term securities	$78,651,949		8.6%
	Other assets and liabilities	$(26,452,151)		– 2.9%

	Total net assets	$916,280,033		100.0%

	Net asset value as of September 30, 2007
	Investor shares	$27.62
	Institutional shares	$27.65

18        The Parnassus Income Funds • September 30, 2007

PARNASSUS FIXED-INCOME FUND

Summary Portfolio as of September 30, 2007 ( unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK, Inc.	$1,422,000	$47.40	1.9%

Principal Amount $	Commercial Mortgage-Backed Securities	Market Value	Per Share	Percent of Net Assets
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4, Pool #723263 variable rate, 5.179%, due 12/15/2044	$1,482,942	$98.86	2.0%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Genentech Inc. 4.750%, due 7/15/2015	$2,828,562	$94.29	3.8%
2,800,000	Cisco Systems Inc. 5.500%, due 2/22/2016	2,781,279	99.33	3.7%
2,000,000	Merrill Lynch & Co. 6.500%, due 7/15/2018	2,073,504	103.68	2.8%
2,000,000	American Express Co. 5.500%, due 9/12/2016	1,929,088	96.45	2.6%
2,000,000	Wells Fargo & Co. 5.125%, due 9/15/2016	1,923,120	96.16	2.6%
2,000,000	Caterpillar Financial Services Corp. 4.625%, due 6/1/2015	1,871,486	93.57	2.5%
1,500,000	Goldman Sachs Group Inc. 5.750%, due 10/1/2016	1,484,367	98.96	2.0%
1,000,000	Verizon Communications Inc. 5.550%, due 2/15/2016	990,117	99.01	1.3%
1,000,000	Goldman Sachs Group Inc. 5.625%, due 1/15/2017	970,249	97.02	1.3%
500,000	Wells Fargo Financial Inc. 6.850%, due 7/15/2009	516,509	103.30	0.7%
500,000	Goldman Sachs Group Inc. 6.650%, due 5/15/2009	512,741	102.55	0.7%
500,000	Bank One Corp. 6.000%, due 2/17/2009	506,695	101.34	0.6%
400,000	Target Corp. 7.500%, due 8/15/2010	425,771	106.44	0.6%

	Total corporate bonds	$18,813,488		25.2%

The Parnassus Income Funds • September 30, 2007        19

PARNASSUS FIXED-INCOME FUND

Summary Portfolio as of September 30, 2007 (unaudited) continued

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
2,000,000	Amgen Inc. 0.375%, due 2/01/2013	$1,817,500	$90.88	2.4%
1,500,000	Maxtor Corp. 6.800%, due 4/30/2010	1,635,000	109.00	2.2%
1,000,000	Intel Corp. 2.950%, due 12/15/2035	1,035,000	103.50	1.4%

	Total convertible bonds	$4,487,500		6.0%

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Federal Farm Credit Bank 5.410%, due 11/7/2016	$3,015,873	$100.53	4.0%
3,000,000	Fannie Mae 5.125%, due 4/22/2013	2,992,785	99.76	4.0%
2,000,000	Federal Home Loan Bank System 5.500%, due 11/7/2016	2,019,858	100.99	2.7%
2,000,000	Fannie Mae 5.250%, due 1/15/2009	2,018,392	100.92	2.7%
2,000,000	Freddie Mac 6.000%, due 9/19/2016	2,015,780	100.79	2.7%
1,500,000	Federal Home Loan Bank System 5.250%, due 9/12/2014	1,537,743	102.52	2.1%
1,500,000	Federal Home Loan Bank System 5.000%, due 9/14/2012	1,525,524	101.70	2.1%
1,500,000	Federal Home Loan Bank System 5.250%, due 6/12/2009	1,519,421	101.29	2.0%
1,500,000	Federal Home Loan Bank System 5.125%, due 3/10/2017	1,514,663	100.98	2.0%
1,500,000	Fannie Mae 5.550%, due 6/4/2010	1,502,618	100.17	2.0%
1,000,000	Federal Home Loan Bank System 5.200%, due 8/13/2013	995,843	99.58	1.4%
1,000,000	Federal Home Loan Bank System 5.000%, due 5/28/2015	984,544	98.45	1.3%

	Total U.S. government agency bonds	$21,643,044		29.0%

20        The Parnassus Income Funds • September 30, 2007

Summary Portfolio as of September 30, 2007 (unaudited) continued

Principal Amount $	U.S. Government Treasury Securities	Market Value	Per Share	Percent of Net Assets
1,500,000	United States Treasury Note Notes, 4.750%, due 5/31/2012	$1,534,101	$102.27	2.1%
1,500,000	United States Treasury Note Notes, 4.750%, due 5/15/2014	1,533,750	102.25	2.0%
1,500,000	United States Treasury Note Notes, 4.500%, due 4/30/2009	1,512,657	100.84	2.0%
1,500,000	United States Treasury Note Notes, 4.500%, due 5/15/2017	1,491,563	99.44	2.0%

	Total U.S. government treasury securities	$6,072,071		8.1%

	Total long-term investments	$53,921,045		72.2%
	Total short-term securities	$20,431,584		27.3%
	Other assets and liabilities	$390,147		0.5%

	Total net assets	$74,742,776		100.0%

	Net asset value as of September 30, 2007	$16.16

The Parnassus Income Funds • September 30, 2007        21

PARNASSUS CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of September 30, 2007 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
960,000	California State Public Works Board 5.500%, due 12/1/2009	$998,765	$104.04	7.5%
800,000	State of California 5.000%, due 7/1/2016	836,864	104.61	6.3%
500,000	Sonoma County Junior College District 5.000%, due 8/1/2023	530,665	106.13	4.0%
500,000	California State Department of Water Resources 5.250%, due 5/1/2011	529,000	105.80	4.0%
500,000	State of California 5.125%, due 6/1/2025	528,195	105.64	4.0%
500,000	Contra Costa County Public Financing Authority 4.750%, due 6/1/2025	507,720	101.54	3.8%
500,000	Loma Linda Hospital 4.500%, due 12/1/2018	482,515	96.50	3.6%
440,000	Los Angeles Unified School District 5.500%, due 7/1/2013	463,756	105.40	3.5%
450,000	Linda Fire Protection District 4.400%, due 5/1/2014	450,041	100.01	3.4%
425,000	Rialto Redevelopment Agency 4.500%, due 9/1/2013	428,787	100.89	3.2%
395,000	County of San Diego 5.000%, due 9/1/2008	397,851	100.72	3.0%
300,000	Alameda Public Financing Authority 3.750%, due 5/15/2035	300,000	100.00	2.3%
200,000	Abag Finance Authority for Nonprofit Corps 3.750%, due 4/1/2035	200,000	100.00	1.5%
100,000	Bay Area Toll Authority 3.700%, due 4/1/2047	100,000	100.00	0.8%

	Total municipal bonds	$6,754,159		50.9%

	Total short-term securities	$87		0.0%
	Other assets and liabilities	$6,501,752		49.1%

	Total net assets	$13,255,998		100.0%

	Net asset value as of September 30, 2007	$16.43

22        The Parnassus Income Funds • September 30, 2007

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The Parnassus Income Funds • September 30, 2007        23

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The Parnassus Income Funds • September 30, 2007        25

THE PARNASSUS INCOME FUNDS
Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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